HENDRX

Water Quality

FOR GOOD HEALTH

July 3, 2007

The Board of Directors and Management Team:
Hendrx Corp. (formerly Starsoft Inc.)
Suite #2610 – 1066 West Hastings Street
Vancouver, BC
V6E 3X2

Attn: George Solymar

Dear Sir:

Please be advised that effective July 31, 2007 I will be resigning from my position as Chief Financial Officer of the Company.

Please confirm in writing that the appropriate notice of my resignation will be filed with Security Exchange Commission (SEC).

Thank you.

Yours truly,

Cherry Cai

www.hendrxcorp.com

3665 Ruffian Road, Suite 225,
San Diego, California, USA
92123
Direct Line North America (604) 682-HDRX
Toll Free: 1-888-583-7137
Fax (604) 687 6755

Rong Qiao Economic Development Zone,
Fuqing, Fujian, China
350301
Direct Line China + (86) 591 8538-0590
Fax + (86) 591 853 80871